Exhibit 99.1

NEWS RELEASE

As previously announced, TDSTM will hold a teleconference May 6, 2009 at 10:00 a.m. Chicago time. Interested parties may listen to the call live via the Internet by accessing the Conference Calls page of www.teldta.com.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations (312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations (312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

TDS REPORTS FIRST QUARTER 2009 RESULTS
Note: Comparisons are year over year unless otherwise noted.

1Q 2009 Highlights

Enterprise/TDS Corporate

§	Operating revenues increased to $1,256.6 million.
§	Repurchased 504,026 TDS Special Common Shares for $12.1 million.

Wireless/U.S. Cellular®

§	2 percent increase in service revenues, to $981.9 million.
§	36 percent increase in data revenues, to $157.0 million, representing 16 percent of service revenues.
§	1 percent increase in ARPU (average monthly service revenue per unit), to $52.54.
§	Postpay churn remained low at 1.5 percent; postpay customers comprised 95 percent of retail customers.
§	8 percent increase in cell sites in service, to 6,942, of which approximately 4,000 are company-owned.
§	Repurchased 367,000 common shares for $13.3 million to offset dilution from employee benefit plans.

Wireline/TDS Telecom®

§	21 percent increase in ILEC high-speed data customers, to 188,100; CLEC high-speed data customers totaled 39,700.
§	18 percent increase in ILEC data revenues, to $25.1 million.
§	ILEC equivalent access lines increased 1 percent to 777,100, due in part to acquisitions; ILEC physical access lines decreased to 556,800.

CHICAGO – May 6, 2009 – Telephone and Data Systems, Inc. [NYSE:TDS, TDS.S] reported operating revenues of $1,256.6 million for the first quarter of 2009, an increase of less than 1 percent from $1,249.1 million in the comparable period one year ago.

“The TDS companies started the year with solid results,” said LeRoy T. Carlson, Jr., TDS president and CEO. “Both our wireless business, U.S. Cellular, and our broadband and wireline business, TDS Telecom, made good progress on their core strategies and had gains in key areas.

“U.S. Cellular added customers in its target postpay segment, which makes up 95 percent of its retail base,” added Carlson. “More U.S. Cellular customers are buying premium handsets and using more data, which increased data revenues and service revenues and resulted in our fourteenth-consecutive quarter of year-over-year ARPU growth.

“U.S. Cellular expects data revenues to continue to grow as it brings 3G speeds to more of its cell sites,” continued Carlson, “and more customers have access to a high-quality and high-speed mobile broadband experience.

“TDS Telecom achieved year-over-year double-digit growth in the number of broadband customers and data revenues in its ILEC business,” said Carlson. “The company's broadband network has been extended so that at the end of the quarter 91 percent of ILEC access lines were able to provide high-speed data. Existing broadband customers continue to migrate to higher data speeds, resulting in higher ARPU. TDS Telecom's consumer service product bundles (including voice, broadband and video) are popular and are helping the company achieve greater customer penetration. The CLEC business is also increasing ARPU, by focusing on managedIP hosted solutions for commercial customers.

“The TDS companies are building long-term growth and value creation by offering high-demand services and products that run on fast, reliable networks, backed by the security of dedicated customer support organizations,” added Carlson. “In addition, TDS was recently named one of the ‘100 Most Trustworthy Companies’ in the United States by Forbes. We are proud of this distinction.”

Guidance

Guidance for the year ending Dec. 31, 2009 is as follows. Guidance is unchanged from Feb. 26, 2009. There can be no assurance that final results will not differ materially from this guidance.

U.S. Cellular 2009 guidance as of May 6, 2009 is as follows:

Net Retail Customer Additions	75,000-150,000
Service Revenue	$3,900-$4,000 million
Operating Income(1)	$275-$350 million
Depreciation, Amortization & Accretion(1)	Approx. $600 million
Capital Expenditures	Approx. $575 million

TDS Telecom (ILEC and CLEC) 2009 guidance as of May 6, 2009 is as follows:

Operating Revenues	$780-$820 million
Operating Income(1)	$100-$130 million
Depreciation, Amortization & Accretion(1)	Approx. $160 million
Capital Expenditures	Approx. $130 million

(1) Includes losses on disposals of assets.

This guidance represents the views of management as of May 6, 2009 and should not be assumed to be accurate as of any other date. TDS undertakes no legal duty to update such information, whether as a result of new information, future events, or otherwise.

2

Stock Repurchase Summary

The following represents repurchases of both TDS common shares and TDS special common shares.

Repurchase Period	# Shares	Cost (in millions)
2009 (first quarter)	504,026	$12.1
2008 (full year)	5,861,822	$199.6
Total 2009 and 2008	6,365,848	$211.7

Conference call information

TDS will hold a conference call on May 6, 2009 at 10:00 a.m. Chicago time.

  Access the live call online on the Conference Calls page of www.teldta.com or at http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=67422&eventID=2189425
  Access the call by phone at 800/706-9695 (US/Canada) and use conference ID #96977513.

Before the call, certain financial and statistical information to be discussed during the call will be posted to the Conference Calls page of www.teldta.com, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. The call will be archived on the Conference Calls page of www.teldta.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 500® company, provides wireless, local and long-distance telephone, and broadband services to nearly 7.4 million customers in 36 states through its business units, U.S. Cellular (wireless) and TDS Telecom (wireline). Founded in 1969 and headquartered in Chicago, TDS employed 12,570 people as of March 31, 2009. For more information about TDS, visit www.teldta.com.

About U.S. Cellular®

United States Cellular Corporation, the nation’s fifth-largest, full-service wireless carrier, provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to nearly 6.2 million customers in 26 states. The Chicago-based company employed 8,800 full-time equivalent associates as of March 31, 2009. For more information about U.S. Cellular, visit www.uscellular.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates, projections and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of U.S. Cellular to successfully grow its markets; the current credit crisis affecting financial markets, and its effects on the overall economy; competition; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets; pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming revenue and terms, the availability of handset devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the SEC, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit the Web sites at:

TDS: www.teldta.com	TDS Telecom: www.tdstelecom.com
USM: www.uscellular.com

3

UNITED STATES CELLULAR CORPORATION
SUMMARY OPERATING DATA

Quarter Ended	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Total Population:
Consolidated markets (1)	83,726,000	83,014,000	82,875,000	82,875,000	82,846,000
Consolidated operating markets (1)	46,306,000	46,009,000	45,493,000	45,493,000	45,262,000
All customers:
Total at end of period	6,243,000	6,196,000	6,176,000	6,194,000	6,175,000
Gross additions	404,000	395,000	367,000	365,000	408,000
Net additions (losses)	47,000	20,000	(18,000)	16,000	73,000
Market penetration at end of period:
Consolidated markets (2)	7.5%	7.5%	7.5%	7.5%	7.5%
Consolidated operating markets (2)	13.5%	13.5%	13.6%	13.6%	13.6%
Retail customers:
Total at end of period	5,770,000	5,707,000	5,674,000	5,677,000	5,640,000
Gross additions	366,000	352,000	325,000	318,000	360,000
Net postpay additions	60,000	41,000	12,000	33,000	72,000
Net prepay additions (losses)	3,000	(8,000)	(15,000)	1,000	13,000

Cell sites in service	6,942	6,877	6,716	6,596	6,452
Average monthly revenue per unit (3)	$52.54	$52.71	$54.59	$53.27	$52.24
Retail service revenue per unit (3) (5)	$46.78	$46.43	$46.97	$46.53	$46.18
Inbound roaming revenue per unit (3) (5)	$3.21	$4.25	$5.03	$4.54	$3.95
Other revenue per unit (3) (5)	$2.55	$2.03	$2.59	$2.20	$2.11
Postpay churn rate (4)	1.5%	1.6%	1.6%	1.4%	1.4%
Construction expenditures (000s)	$137,700	$190,000	$146,100	$137,800	$111,700

(1)	“Total population of consolidated markets” and “Total population of consolidated operating markets” are used only for the purposes of calculating market penetration of consolidated markets and consolidated operating markets, respectively, which is calculated by dividing customers by the total market population (without duplication of population in overlapping markets).
(2)	Calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.
(3)	Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues (000s)	$981,874	$976,952	$1,013,928	$987,352	$962,094
Components:
Retail service revenue (000s)	874,098	860,503	872,397	862,392	850,470
Inbound roaming revenue (000s)	60,057	78,768	93,472	84,201	72,755
Other revenue (000s)	47,719	37,681	48,059	40,759	38,869

Divided by average customers (000s)	6,229	6,178	6,191	6,178	6,139
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$52.54	$52.71	$54.59	$53.27	$52.24
Retail service revenue per unit	$46.78	$46.43	$46.97	$46.53	$46.18
Inbound roaming revenue per unit	$3.21	$4.25	$5.03	$4.54	$3.95
Other revenue per unit	$2.55	$2.03	$2.59	$2.20	$2.11

(4)	Postpay churn rate is calculated by dividing the total postpay customer disconnects during the quarter by the average postpay customer base for the quarter.
(5)	Long-distance revenue was reclassified in the fourth quarter of 2008 from Long-distance/Other revenue to Retail service revenue and Inbound roaming revenue. Previous quarters have been adjusted to reflect this change.

4

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
TDS Telecom
ILEC:
Access line equivalents(1)	777,100	776,700	773,700	774,300	767,100
Physical access lines(2)	556,800	566,200	568,900	577,000	579,200
High-speed data customers(3)	188,100	178,300	171,300	164,400	155,000
Managed IP stations(4)	1,000	600	500	300	200
Long-distance customers	348,900	347,000	346,600	346,100	344,900
Construction expenditures (000s)	$21,400	$50,200	$33,300	$22,800	$14,600
CLEC:
Access line equivalents (1)	381,000	393,000	402,600	417,200	426,700
High-speed data customers	39,700	40,800	41,900	43,100	43,700
Managed IP stations(4)	4,100	2,100	600	500	400
Construction expenditures (000s)	$5,000	$7,200	$4,500	$4,700	$3,500

(1)	Equivalent access lines are the sum of physical access lines and high-capacity data lines adjusted to estimate the equivalent number of physical access lines in terms of capacity plus the number of managed IP stations.

(2)	A physical access line is the individual circuit connecting a customer to a telephone company's central office facilities.
(3)	High-speed data customers are the number of customers provided high capacity data circuits via various technologies including digital subscriber line (“DSL”), managed Internet Protocol (“Managed IP”), and dedicated Internet circuit technologies.

(4)	Managed IP stations are the number of telephone handsets provided communications using packet networking technology.

5

TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED STATEMENTS OF OPERATIONS HIGHLIGHTS Three Months Ended March 31, (Unaudited, dollars and shares in thousands, except per share amounts)

			Increase/ (Decrease)
	2009	2008	Amount	Percent
Operating revenues
U.S. Cellular	$1,052,764	$1,037,856	$14,908	1%
TDS Telecom	199,302	206,076	(6,774)	(3)%
All Other(1)	4,580	5,169	(589)	(11)%
	1,256,646	1,249,101	7,545	1%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	798,152	772,687	25,465	3%
Depreciation, amortization and accretion	137,651	142,530	(4,879)	(3)%
Loss on asset disposals, net	2,191	3,673	(1,482)	(40)%
	937,994	918,890	19,104	2%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	130,745	128,806	1,939	2%
Depreciation, amortization and accretion	41,863	39,508	2,355	6%
Loss on asset disposals, net	215	(21)	236	N/M
	172,823	168,293	4,530	3%
All Other(1)
Expenses excluding depreciation and amortization	6,358	4,189	2,169	52%
Depreciation and amortization	3,252	4,120	(868)	(21)%
Loss on asset disposals, net	10	---	10	N/M
	9,620	8,309	1,311	16%

Total operating expenses	1,120,437	1,095,492	24,945	2%

Operating income (loss)
U.S. Cellular	114,770	118,966	(4,196)	(4)%
TDS Telecom	26,479	37,783	(11,304)	(30)%
All Other (1)	(5,040)	(3,140)	(1,900)	(61)%
	136,209	153,609	(17,400)	(11)%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	25,337	21,470	3,867	18%
Interest and dividend income	2,072	9,746	(7,674)	(79)%
Interest expense	(30,105)	(41,380)	11,275	27%
Loss on investments and financial instruments	---	(3,490)	3,490	N/M
Other, net	499	(199)	698	N/M
Total investment and other income (expense)	(2,197)	(13,853)	11,656	84%

Income before income taxes	134,012	139,756	(5,744)	(4)%
Income tax expense	40,638	49,251	(8,613)	(17)%
Net income	93,374	90,505	2,869	3%
Less: Net income attributable to noncontrolling interests, net of tax	(21,366)	(17,018)	(4,348)	(26)%
Net income attributable to TDS	72,008	73,487	(1,479)	(2)%
Preferred dividend requirement	(13)	(13)	---	0%
Net income available to common	$71,995	$73,474	$(1,479)	(2)%

Basic weighted average shares outstanding	112,238	117,570	(5,332)	(5)%
Basic earnings per share attributable to TDS shareholders	$0.64	$0.62	$0.02	3%

Diluted weighted average shares outstanding	112,427	118,191	(5,764)	(5)%
Diluted earnings per share attributable to TDS shareholders	$0.64	$0.62	$0.02	3%

(1) Consists of Suttle-Straus printing and distribution operations, corporate operations and intercompany eliminations. N/M - Percentage change not meaningful

6

TELEPHONE AND DATA SYSTEMS, INC.
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
(Unaudited, dollars in thousands)

ASSETS

	March 31,	December 31,
	2009	2008
Current assets
Cash and cash equivalents	$756,267	$777,309
Short-term investments	53,688	27,705
Accounts receivable from customers and other	502,893	516,849
Inventory	113,384	122,377
Other current assets	148,740	184,696
	1,574,972	1,628,936

Investments
Licenses	1,453,690	1,441,440
Goodwill	707,840	707,079
Customer lists	30,978	34,032
Investments in unconsolidated entities	224,585	205,768
Other investments	10,385	10,623
	2,427,478	2,398,942

Property, plant and equipment, net
U.S. Cellular	2,622,805	2,620,376
TDS Telecom	904,471	918,454
Other	28,797	30,094
	3,556,073	3,568,924

Other assets and deferred charges	95,656	55,614

Total assets	$7,654,179	$7,652,416

7

TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands)

LIABILITIES AND STOCKHOLDERS' EQUITY

	March 31, 2009	December 31, 2008

Current liabilities
Current portion of long-term debt	$17,431	$15,337
Accounts payable	271,141	319,575
Customer deposits and deferred revenues	173,278	174,101
Accrued interest	23,593	14,236
Accrued taxes	31,252	25,192
Accrued compensation	70,387	90,512
Other current liabilities	115,759	134,334
	702,841	773,287
Deferred liabilities and credits
Net deferred income tax liability	477,490	471,623
Other deferred liabilities and credits	373,900	368,045
	851,390	839,668
Long-term debt	1,619,403	1,621,422

Noncontrolling interests with redemption features	612	589

Preferred shares	852	852

Equity
TDS stockholders' equity
Common Shares, par value $.01	571	571
Special Common Shares, par value $.01	634	634
Series A Common Shares, par value $.01	65	65
Capital in excess of par value	2,071,654	2,066,597
Treasury shares, at cost:
Common Shares	(162,838)	(163,017)
Special Common Shares	(360,464)	(350,091)
Accumulated other comprehensive loss	(16,365)	(16,812)
Retained earnings	2,288,917	2,229,540
Total TDS stockholders' equity	3,822,174	3,767,487

Noncontrolling interests	656,907	649,111

Total equity	4,479,081	4,416,598

Total liabilities and equity	$7,654,179	$7,652,416

8

BALANCE SHEET HIGHLIGHTS March 31, 2009 (Unaudited, dollars in thousands)
					TDS Corporate & Other
	U.S. Cellular		TDS Telecom			Intercompany Eliminations		TDS Consolidated

Cash and cash equivalents		$191,797		$2,579	$561,891	$	---		$756,267
Affiliated cash investments		---		577,768	---		(577,768)		---
Notes receivable--affiliates		---		---	253,582		(253,582)		---
		$191,797		$580,347	$815,473		$(831,350)		$756,267

Licenses, goodwill and customer lists		$1,948,058		$436,916	$(192,466)	$	---		$2,192,508
Investment in unconsolidated entities		175,571		6,521	47,254		(4,761)		224,585
Other investments		4,265		2,574	3,546		---		10,385
		$2,127,894		$446,011	$(141,666)		$(4,761)		$2,427,478

Property, plant and equipment, net		$2,622,805		$904,471	$28,797	$	---		$3,556,073

Notes payable--affiliates	$	---		$253,582	$577,768		$(831,350)	$	---

Long-term debt:
Current portion		$10,086		$428	$6,917	$	---		$17,431
Non-current portion		997,534		2,568	619,301		---		1,619,403
Total		$1,007,620		$2,996	$626,218	$	---		$1,636,834

Preferred shares	$	---	$	---	$852	$	---		$852

Construction expenditures:
Quarter ended 3/31/09		$137,700		$26,400	$1,100	$	---		$165,200

9

TDS Telecom Highlights Three Months Ended March 31, (Unaudited, dollars in thousands)

			Increase (Decrease)
	2009	2008	Amount	Percent
Local Telephone Operations
Operating Revenues
Voice	$48,578	$51,576	$(2,998)	(6)%
Data	25,060	21,186	3,874	18%
Network access	67,831	70,082	(2,251)	(3)%
Miscellaneous	8,718	8,971	(253)	(3)%
	150,187	151,815	(1,628)	(1)%
Operating Expenses
Cost of services and products	47,684	44,834	2,850	6%
Selling, general and administrative expenses	41,029	42,481	(1,452)	(3)%
Depreciation, amortization and accretion	36,086	33,624	2,462	7%
Loss on asset disposals, net	138	(21)	159	N/M
	124,937	120,918	4,019	3%

Operating Income	$25,250	$30,897	$(5,647)	(18)%

Competitive Local Exchange Carrier Operations
Revenues	$51,189	$56,129	$(4,940)	(9)%

Expenses excluding depreciation, amortization and accretion	44,106	43,359	747	2%
Depreciation, amortization and accretion	5,777	5,884	(107)	(2)%
Loss on asset disposals, net	77	---	77	N/M
	49,960	49,243	717	1%

Operating Income	$1,229	$6,886	$(5,657)	(82)%

Intercompany revenues	$(2,074)	$(1,868)	$(206)	N/M
Intercompany expenses	(2,074)	(1,868)	(206)	N/M
	---	---	---

Total TDS Telecom Operating Income	$26,479	$37,783	$(11,304)	(30)%

N/M - Percentage change not meaningful.

10

Telephone and Data Systems, Inc. Consolidated Statement of Cash Flows (Unaudited)

	Three Months Ended March 31,

	2009	2008
	(Dollars in thousands)
Cash flows from operating activities
Net income	$93,374	$90,505
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	182,766	186,158
Bad debts expense	20,303	20,405
Stock-based compensation expense	5,556	3,116
Deferred income taxes, net	4,934	(102,540)
Loss on investments and financial instruments, net	---	3,490
Equity in earnings of unconsolidated entities	(25,337)	(21,470)
Distributions from unconsolidated entities	6,029	7,047
Loss on asset disposals, net	2,416	3,652
Noncash interest expense	96	5,319
Excess tax benefit from stock awards	(3)	(1,138)
Other operating activities	(41)	189
Changes in assets and liabilities from operations
Accounts receivable	(6,272)	(10,156)
Inventory	7,720	(15,485)
Accounts payable	(48,271)	(14,529)
Customer deposits and deferred revenues	(823)	6,162
Accrued taxes	34,865	149,349
Accrued interest	9,358	5,807
Other assets and liabilities	(63,420)	(46,882)
	223,250	268,999

Cash flows from investing activities
Additions to property, plant and equipment	(165,236)	(132,465)
Cash paid for acquisitions and licenses	(14,582)	(107,685)
Cash received from divestitures	---	6,838
Proceeds from disposition of investments	---	48,619
Cash paid for short-term investments	(26,248)	---
Other investing activities	1,010	371
	(205,056)	(184,322)

Cash flows from financing activities
Repayment of long-term debt	(993)	(928)
TDS Common Shares and Special Common Shares reissued for benefit plans, net of tax payments	383	1,103
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	356	(2,526)
Excess tax benefit from stock awards	3	1,138
Repurchase of TDS Special Common Shares	(12,237)	(40,584)
Repurchase of U.S. Cellular Common Shares	(13,291)	(6,201)
Dividends paid	(12,057)	(13)
Distributions to noncontrolling interests	(1,458)	(2,588)
Other financing activities	58	1,262
	(39,236)	(49,337)

Net increase (decrease) in cash and cash equivalents	(21,042)	35,340

Cash and cash equivalents -
Beginning of period	777,309	1,174,446
End of period	$756,267	$1,209,786

11